SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)   April 13, 2004

Cephalon, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-19119	23-2484489
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

145 Brandywine Parkway West Chester, Pennsylvania		19380
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code    (610) 344-0200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.

On April 13, 2004, the Registrant announced that it will initiate a Phase III clinical program in the second half of 2004 evaluating GABITRIL® (tiagabine hydrochloride) for the treatment of anxiety disorders.

The Registrant hereby incorporates by reference the press releases dated April 13, 2004 attached hereto as Exhibit 99.1, and made a part of this Item 5.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)        Financial Statements of Business Acquired:   Not applicable

(b)        Pro Forma Financial Information:   Not applicable

(c)        Exhibits

Number	Description
99.1	Press Release – Cephalon, Inc. Announces Plans for Phase III Anxiety Program for Gabitril in 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEPHALON, INC.

Date: April 13, 2004	By:	/s/ John E. Osborn
John E. Osborn
Senior Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release – Cephalon, Inc. Announces Plans for Phase III Anxiety Program for Gabitril in 2004